UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 4, 2021

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction		(I.R.S. Employer
of incorporation)	(Commission File Number)	Identification Number)

100 Summer Street, Suite 2300
Boston, Massachusetts	02110
(Address of principal
executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	IRWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment (this “Amendment No. 1”) to the Current Report on Form 8-K filed by Ironwood Pharmaceuticals, Inc. (the “Company”) with the Securities and Exchange Commission on February 8, 2021 (the “Original Report”). In the Original Report, the Company disclosed that, among other events, Mark Mallon resigned as Chief Executive Officer of the Company and Thomas McCourt, the Company’s President, will become the Company’s interim Chief Executive Officer in addition to his role as President, in each case, effective March 12, 2021. This Amendment No. 1 is being filed to provide a description of certain compensation arrangements approved by the board of directors of the Company (the “Board’) on March 10, 2021 in connection with Mr. McCourt’s appointment as interim Chief Executive Officer. Except as set forth herein, this Amendment No. 1 does not amend, modify or update the disclosure contained in the Original Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with Mr. McCourt becoming the Company’s interim Chief Executive Officer, the Board approved an annual base salary of $775,000 (the “Interim CEO Salary”) and target bonus of 75% of the Interim CEO Salary for Mr. McCourt.  Mr. McCourt’s increased salary and target bonus will remain in place for a minimum of six months and for so long as Mr. McCourt is serving as interim Chief Executive Officer of the Company.

In addition, as previously disclosed, Julie McHugh, who is Chairperson of the Board, is spending additional time providing counsel and guidance to the Company’s senior leadership team during the chief executive officer transition period. Notwithstanding this additional support, the Board determined not to change Ms. McHugh’s title to “Executive Chairperson” because the title “Chairperson” accurately describes Ms. McHugh’s role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: March 15, 2021	By:	/s/ Gina Consylman
Name: Gina Consylman
Title: Senior Vice President, Chief Financial Officer